SECOND AMENDMENT TO
                        CONNECTICUT NATURAL GAS CORPORATION
                            DEFERRED COMPENSATION PLAN




        THIS AMENDMENT made this 28th day of June, 1994 by

   CONNECTICUT NATURAL GAS CORPORATION (the "Company") for the purpose of amending its Deferred Compensation Plan,



                               W I T N E S S E T H :

        WHEREAS, by Agreement dated December 29, 1992, the Company adopted an

   Amended and Restated Deferred Compensation Plan (the "Plan"); and

        WHEREAS, the Company reserved the right to amend the Plan in Section

   8.1 thereof; and

        WHEREAS, the Company now wishes to amend the Plan in the following particulars; and

        WHEREAS, the Plan was previously amended by a First Amendment thereto dated December 2, 1993;

        NOW, THEREFORE, the Connecticut Natural Gas Corporation Deferred

   Compensation Plan is hereby further amended as follows:

        1.   Section 5.1 is amended to read as follows, effective January 1,

   1994:

             "5.1.  Purpose.  Any Participant who is employed by the
                    -------

        Company on December 31 of a year shall be credited with a deemed matching contribution in accordance with the rules set forth below.

                  (a)  If the Participant's Salary Base (as defined in Section

        2.11) exceeds the limit on the amount of compensation which may be taken into account under Section 401(a)(17) of the Code, then a deemed matching contribution shall be made equal to the Participant's rate of match under the Savings Plan multiplied by the excess of the Partici-

        pant's Salary Base over the indexed Section 401(a)(17) limit for that year and without regard to whether the Participant participates in the

        Savings Plan or in the Deferral Election portion of this Plan.

                  (b)  If a Participant elects to participate in the Deferral

        Election portion of this Plan, then a deemed matching contribution shall be made hereunder equal to the Participant's rate of match under the Savings Plan multiplied by the amount deferred under the Deferral

        Election portion of this Plan, and without regard to whether the

        Participant participates in the Savings Plan.  In no event, however,

        shall there be a duplication with respect to deemed matching contributions under paragraph (a) above; and accordingly, no deemed matching contribution shall be made under this paragraph (b) with respect to that amount of the Participant's Salary Base (if any) that exceeds the indexed Section 401(a)(17) limit.

                  (c)  If the limitations under Section 415 of the Code

        (currently $30,000 for annual additions), the limits under Section

        402(g) of the Code (currently $9,240 for elective deferrals), or any other limits imposed under the Savings Plan due to the federal tax laws, other than the indexed Section 401(a)(17) limit which is addressed in paragraph (a) above, cause any limitation on the amount of matching contributions on behalf of the Participant under the

         Savings Plan, then a deemed matching contribution shall be made on behalf of the Participant equal to the amount of the additional match which would have been made under the Savings Plan but for such limit.

         In order to qualify for the additional match under this paragraph

         (c), however, the Participant must have made the maximum elective deferrals under Section 402(g) of the Code to the Savings Plan or the maximum elective contributions permitted under the terms of the

         Savings Plan."

        2.   Except as hereinabove modified and amended, the Deferred

   Compensation Plan, as amended, shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company hereby executes this Second Amendment this 22nd day of August, 1994.

                                   CONNECTICUT NATURAL GAS CORPORATION





                                   By Frank H. Livingston
                                       --------------------------------
                                      Its Vice President